                                                                   EXHIBIT 10.18


                                 NOLAND COMPANY

                           DRILLING EQUIPMENT BRANCH

                    DRILL RIG - QUOTATION AND BUYER'S ORDER



QUOTATION AND/OR CONTRACT NO.
                              --------------------------------------------------
DATE:  February 6, 1998
      -------------------------
NOLAND REPRESENTATIVE  Charles H. Powell
                      ----------------------------------------------------------

QUOTED TO (BUYER):
NAME     Blue Ridge Group
     ---------------------------------------------------------------------------
ADDRESS  632 Adams Street Suite #700
        ------------------------------------------------------------------------
CITY     Bowling Green     STATE   KY    ZIP  42101
     --------------------        -------     -----------------------------------
PHONE NUMBER   502-842-2421
             -------------------------------------------------------------------

SELLER:


         NOLAND COMPANY
         2227 SHENANDOAH AVENUE, N.W.
         ROANOKE, VA 24017
         (703) 982-8001

                        NO LIABILITY INSURANCE INCLUDED



I.       WE ARE PLEASED TO QUOTE ON THE WITHIN STATED EQUIPMENT:

         Rig:  Ingersoll-Rand RD-20   S/N
              ----------------------      --------------------------------------
         Drill Mounted On  CMC 4 Axle Carrier
                          ------------------------------------------------------
         Other (Specify)                     S/N
                         -------------------     -------------------------------
         Compressor  Ingersoll-Rand HR 2.5               1250   CFM@  350   PSI
                    ----------------------------------- ------       ------
         Power Unit  Cummins QSK 19C 700 Horsepower @ 1800 RPM
                    ------------------------------------------------------------
         Vehicle Identification No.  New Equipment - VIN # will be provided when
                                    --------------------------------------------
         available
         -----------------------------------------------------------------------

         -----------------------------------------------------------------------




         7/95                                                        Page 1 of 6

         WITH FOLLOWING EXTRA EQUIPMENT:                       Yes      No

         Optional Truck  4 Axle CMC Carrier                    [ ]      [ ]
                        ----------------------------------
         Optional Compressor  I - R 1250 / 350                 [X]      [ ]
                             -----------------------------
         Air Line Lubricator    60 gal                         [X]      [ ]
                             -----------------------------
         Air Pressure Regulator                                [X]      [ ]
                                --------------------------
         Heavy Hoist Package  110,000 Lb Pullback              [X]      [ ]
                             -----------------------------
         Hot Box Pre-Heater   Diesel Fired                     [X]      [ ]
                            ------------------------------
         Water Injection System   25 gpm                       [X]      [ ]
                                --------------------------
         Night Lighting                                        [X]      [ ]
                        ----------------------------------
         Water Mud Pump                                        [ ]      [X]
                        ----------------------------------
         Petol Wrench                                          [X]      [ ]
                      ------------------------------------
         Table Bushing 4 1/2" Solid                            [X]      [ ]
                                    ----------------------
         Table Bushing Split 5 3/8"                            [ ]      [X]
                                    ----------------------
         4 1/2" x 9 1/2" Spindle Sub                           [ ]      [X]
                                     ---------------------
         4 1/2" x 24" Spindle Sub                              [ ]      [X]
                                  ------------------------
         4 1/2" x 48" Spindle Sub                              [X]      [ ]
                                  ------------------------
         Drill Steel                                           [ ]      [X]
                     -------------------------------------
         Hammer                                                [ ]      [X]
                ------------------------------------------
         Hammer Bits                                           [ ]      [X]
                     -------------------------------------
         Stabilizer                                            [ ]      [X]
                    --------------------------------------
         4 1/2" x 3 1/2" Bit Sub Reg. API                      [ ]      [X]
                                          ----------------
         Roller Bits                                           [ ]      [X]
                     -------------------------------------
         Auxiliary 175 Gallon Fuel or Water Tank               [ ]      [X]
                                                 ---------
         Rapid Travel Kit                                      [ ]      [X]
                          --------------------------------
         6 1/4" Bit Basket                                     [X]      [ ]
                          --------------------------------
         8" Bit Basket                                         [X]      [ ]
                       -----------------------------------
         10" Bit Basket                                        [ ]      [X]
                        ----------------------------------



7/95                                                                 Page 2 of 6

                                                               YES      NO
         Hammer Sub 3 1/2" API Box & Pin 18" Long              [ ]      [X]
                                                  --------
         Includes Hammer breakout tools for                    [X]      [ ]
                                            --------------
         6" and 8" Hammers                                     [X]      [ ]
                          --------------------------------
         Special Paint                                         [ ]      [ ]
                       -----------------------------------
                                                               [ ]      [ ]
         -------------------------------------------------

                                          Total Quoted Price   $741,000.00
                                                             ------------------
                                                   Sales Tax
                                                             ------------------
                                                       Total
                                                             ------------------


II.      DESCRIPTION OF TRADE-IN:

         Year  1989    Make  I-R T4WLT
              -------       ---------------------------------------------------
         Model No.  900/350 Long Derrick     RIG S/N  3057
                   -------------------------         --------------------------
         Power Unit  KT-19 Cumming   Compressor  I-R HR2 900  CFM@  350    PSI
                    ----------------            -------------      ------
         Drill Mounted On:  Year 1986  Make  Pettibone
                           -----------      -----------------------------------
         Model  Crane Carrier Chassis Vehicle I.D.# 2P9428HC2F0002513
               ----------------------               ---------------------------
         Truck Engine  Detroit 6-71
                      ---------------------------------------------------------
         Water Injection  25 gpm Cast        DHD Lube  50 gal
                         -------------------          -------------------------
         Rotary Head  2-Motor Spur
                     ----------------------------------------------------------

III.     PAYMENT AND DELIVERY AGREEMENTS:

         Quoted Price (Excluding Taxes and Titling Fees):      $   741,000.00
                                                                ---------------
                           (A) State Sales Tax:                $
                                                                ---------------
                           (B) Local Sales Tax:                $
                                                                ---------------

                           Less:

                           (A) Trade-In Allowance:             $
                                                                ---------------
                           (B) Lease Conversion:               $
                                                                ---------------
                           (C) Deposit With Order:             $
                                                                ---------------

                                    BALANCE DUE:      $
                                                       -----------------
                                    (Plus other fees as itemized on page 4)

                           Terms of Sale:
                           [ ] Cash on Delivery    [X] To be financed by
                                                                         ------
                                                       Center Capital
                                                       ------------------------

Any applicable sales taxes will be added. /s/ CHP
                                              2/6/98



7/95                                                                 Page 3 of 6

Additional Amount to be Collected For:

Registration Fee            $ N/A              Title Fee $ N/A
                             -----                        -----

Uninsured Motor Vehicle Fee $ N/A             Other Fees $ N/A
                             -----                        -----

         Amount of processing fee charged, if any. If no processing fee is charged, please indicate "none": none
                                         ---------------------------------

         Local dealer's business license tax:     none
                                             -----------------------------

         Delivery Terms F.O.B.
            Eastern Kentucky
         -----------------------------------------------------------------

IV.      ADDITIONAL TERMS AND CONDITIONS:

         In the event the foregoing quotation and its terms and conditions are acceptable to the Buyer, then it is the intent and agreement of Buyer and Noland Company ("Seller") that this document shall become a contract and subject to the additional terms and conditions as follows:

a. Unless otherwise provided herein, the prices quoted apply to this quotation only, are subject to change without notice prior to acceptance, are based upon current market costs, are subject to any applicable manufacturer price escalation and, except where noted, do not include shipping or transportation charges. Any change in quantities, delivery dates, handling or destination may incur a price adjustment. Federal, state or local applicable taxes or titling charges are not a part of the quoted price and are the responsibility of the Buyer. It is the responsibility of the Buyer to provide the proper authorities or certificates whenever a tax exempt status is claimed.

b. Terms of sale are cash unless otherwise provided herein. The title and right to possession of the machinery and materials quoted herein and any replacements or substitutions shall remain with the Seller until all amounts due are fully paid and, if financing is provided by the Seller, a security interest is hereby granted until full remittance is made for all negotiated documents including specified late charges, interest, collection and attorney's fees, etc.

c. If Seller arranges financing for this purchase, the following notice is applicable: "This sale is conditioned upon approval of buyer's proposed retail installment sale contract as submitted to or through the Seller. If that proposed retail installment sale contract is not approved under the terms agreed to with the Seller, the buyer may cancel this sale and any down payment and/or trade-in submitted by the buyer will be returned to the buyer, provided that any vehicle delivered to the buyer by the Seller pursuant to this agreement is returned to the Seller in the


7/95                                                                 Page 4 of 6
         same condition as delivered to the buyer, normal wear and tear excepted, within twenty-four hours of written or oral notice to the buyer of the credit denial".

d. Seller shall not be responsible for delay caused by fires or other casualties, strikes, lockouts, differences with workmen, accidents, war insurrections, government regulations, delay in transportation, delay by suppliers of materials, or contingencies beyond its control. Receipt of the machinery or materials covered by this contract from a common carrier shall constitute an acceptance and release or waiver of any responsibility on the part of the Seller for damages in transit or loss due to delay in delivery.

e. Seller does not manufacture the goods it sells but will pass on to the buyer, to the extent possible, all benefits realized under whatever warranty, if any, which may be extended by the manufacturer of the goods sold. Seller hereby disclaims any and all warranties, expressed or implied, including but not limited to the warranties of merchantability and fitness for a particular purpose or any warranties arising from a course of dealing or usage of trade. No employee of Seller is authorized to make or assume any warranty, liability or responsibility with regard to the goods on behalf of Seller.

f. When material defects are discovered, Buyer shall comply with all requirements of any applicable manufacturer's warranty before proceeding with replacement or repairs. The goods are sold "as is" and the Seller assumes no liability in the event the goods are defective in any way. Seller shall not be liable under any circumstances for consequential, special or punitive damages, or lost profits arising from faulty installation, application or operation by Buyer; or those caused by defective goods and any attendant labor, repairs, or other expense incident to their removal and replacement; or on account of the use or resale of goods.

g. On refurbished or used equipment, no warranties are stated or implied by the Seller except as otherwise noted in writing. The Seller has no liability for damage or failure due to negligence, misuse, accident, improper operation, improper application or installation caused by the Buyer. On components manufactured by others and contained on refurbished or used equipment, Seller assigns to the Buyer, to the extent assignable, the manufacturer's standard warranty and any transferrable extended warranties which may be in effect.

         The Buyer shall pay all expenses of removal, installation and/or transportation costs to and from the location where warranty service is performed. Such repair on replacement shall be done at the soonest practical time. Defective goods will be returned within 10 days to Seller, freight prepaid, for inspection and credit if applicable. Under no circumstances will Seller be liable for incidental or consequential damages.

h. Cancellation of this quotation/buyer's order or any other failure of buyer to consummate the purchase contemplated hereby for any reason other than Seller's failure to give final acceptance of this quotation/buyer's order will result in forfeiture of any deposit paid to Seller and liability for any damages exceeding the deposit amount.

i. All contracts or agreements are subject to the approval of the Seller's corporate headquarters, to be indicated by the written acceptance of an authorized agent of the Seller. This agreement shall become effective on the date and at the place of such acceptance.

j. THIS QUOTATION WILL EXPIRE UNLESS ACCEPTED ON OR BEFORE THE ___ DAY (OR IF THIS BLANK IS NOT FILLED IN, THE SEVENTH DAY) FOLLOWING THE DATE SET FORTH ON THE FIRST PAGE HEREOF, AND IN ANY EVENT IS SUBJECT TO RECEIPT BY SELLER OF SATISFACTORY CREDIT INFORMATION AND CREDIT APPROVAL.

k. Seller makes no warranty that the description or performance of equipment contained herein conforms to any plans, specifications or requirements of Buyer, who is cautioned to compare this quotation with actual specified requirements to avoid error. Seller assumes no responsibility for any addenda and/or alternates unless expressly stated in this quotation. Any alternate offered is based on Seller's interpretation of the specifications and Buyers is cautioned to carefully compare the alternate with actual requirements.

                                   SUBMITTED BY: NOLAND COMPANY

                                   By:  /s/ CHARLES H. POWELL
                                       ------------------------

                                   Title: Sales Representative
                                         ----------------------


THE FOREGOING QUOTATION IS HEREBY ACCEPTED AS A CONTRACT THIS 6th day of FEBRUARY, 1998, SUBJECT TO FURTHER ACCEPTANCE OF THE SELLER, AND BUYER ACKNOWLEDGES RECEIPT OF A COPY OF THIS CONTRACT.


                                   BUYER: /s/ BLUE RIDGE GROUP
                                         ----------------------
                                   (Print full corporate,
                                   partnership or individual name)

                                   By: /s/ [ILLEGIBLE]
                                      -------------------------
                                   Title:  Vice President
                                         ----------------------


FINAL ACCEPTANCE:
NOLAND COMPANY



Title:
      ----------------------
Date:
      ----------------------
                                                                          2/6/98